                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 1, 2008

                           INKSURE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-24431                                     84-1417774
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   (Commission File Number)                (IRS Employer Identification No.)

  1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL             33309
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
           OFFICERS.

On May 1, InkSure Technologies, Inc. (the "Company") issued a press release announcing that it had appointed Tzlil Peker as Vice President and Chief
Financial Officer of the Company. The Company and Mr. Peker entered into an
Employment Agreement on April 18, 2008 (the "Employment Agreement") and his
appointment as Vice President and Chief Financial Officer became effective on
April 23, 2008.

Pursuant to the terms of the Employment Agreement, Mr. Peker will be employed by the Company on a half-time basis and will receive a monthly base salary of
20,000 NIS (approximately US$5,800, based on an exchange rate on May 1, 2008 of
US$0.29 per 1 NIS) for the first two months of his employment and 17,500 NIS
(approximately US$5,075) per month thereafter. In addition, an amount equal to
15.83% of Mr. Peker's salary will be paid into an insurance and pension fund and an amount equal to 7.5% of Mr. Peker's salary will be paid into an educational fund, each as is customary for employees in Israel, and Mr. Peker will receive
2,400 NIS (approximately US$700) per month for travel and mobile phone expenses.
Mr. Peker will be eligible for retention bonuses of US$2,000 at each of January,
15, 2009 and April 15, 2009.

On May 1, 2008, Mr. Peker was granted an option to purchase 25,000 shares of the
Company's common stock at a price of $0.34 (market price on the grant date) and which shall vest equally over three years commencing May 1, 2009, subject to acceleration in the event of a change of control of the Company. The option will expire on May 1, 2013.

The Employment Agreement may be terminated by either Mr. Peker or the Company for any reason upon sixty days' notice. The Company may terminate the Employment
Agreement for cause without notice.

From January 2001 and on a continuing basis, Mr. Peker has provided CFO/finance services as an independent financial consultant to high tech start-up companies operating in the telecommunications, cellular and IT global markets. Since
November 2004, Mr. Peker has been Director of Finance for Alin Mossad Abrahams, a non-profit organization. Mr. Peker is 42 years old.

As of April 23, 2008, the resignation of Mickey Brandt as Vice President and
Chief Financial Officer of the Company (as previously disclosed in the Company's
Current Report on Form 8-K filed on March 12, 2008) became effective.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

See the Exhibit Index set forth below for a list of exhibits included with this
Current Report on Form 8-K.

                                  EXHIBIT INDEX

EXHIBIT NUMBER        DESCRIPTION

99.1                  Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INKSURE TECHNOLOGIES, INC.
                                            (Registrant)

                                            By: /s/ Elie Housman
                                            --------------------
                                            Elie Housman
                                            Chairman and Chief Executive Officer

Date: May 2, 2008